UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 14, 2015

FairPoint Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32408	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 500, Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (704) 344-8150
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 14, 2015, FairPoint Communications, Inc. (the “Company”) entered into an amendment to the employment agreement (the “Sunu Employment Agreement”) with Paul H. Sunu, the Company’s Chief Executive Officer, to, among other things, extend the term thereof through August 31, 2017, unless terminated sooner as provided in the Sunu Employment Agreement. Upon execution of the amendment, a $500,000 signing bonus became payable to Mr. Sunu in consideration of his extended commitment to the Company. Except as provided therein, the amendment provides that all other terms and conditions of the Sunu Employment Agreement remain in full force and effect.

In addition, on August 14, 2015, the Company entered into amendments (collectively, “the Amendments”) to the employment agreements (collectively, the “Employment Agreements”) with each of (i) Ajay Sabherwal, the Company’s Executive Vice President and Chief Financial Officer, (ii) Shirley J. Linn, the Company’s Executive Vice President, General Counsel and Secretary, (iii) Peter G. Nixon, the Company’s Executive Vice President, External Affairs and Operational Support and (iv) Anthony A. Tomae, the Company’s Executive Vice President and Chief Revenue Officer, to, among other things, extend the terms thereof through December 31, 2016, unless terminated sooner or renewed as provided in the applicable Employment Agreement. Except as provided therein, the Amendments provide that all other terms and conditions of the Employment Agreements remain in full force and effect.

The foregoing descriptions of the various amendments are qualified in their entirety by reference to the amendments, copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2015, which the Company intends to file in November 2015. A copy of the Sunu Employment Agreement was previously filed with the Securities and Exchange Commission on May 7, 2013 as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 and is incorporated herein by reference. Copies of the Employment Agreements were previously filed with the Securities and Exchange Commission on March 7, 2013 as Exhibits 10.18, 10.19, 10.20 and 10.22 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and are incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Shirley J. Linn
	Name:	Shirley J. Linn
	Title:	Executive Vice President and General Counsel
Date: August 14, 2015